UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2012

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 14, 2012, Stratton Sclavos informed Juniper Networks, Inc. (the "Company") that he was declining to stand for re-election as a member of the Board of Directors of the Company (the "Board of Directors") and as there were no other scheduled Board of Directors meetings between then and the expiration of his term as a director in May 2012, that he was resigning as a member of the Board of Directors effective as of February 14, 2012.

(e) In connection with a periodic review of change of control severance agreements, the Compensation Committee of the Board of Directors approved an updated form of change of control severance agreements for certain officers of the Company, including all Section 16 reporting executive officers. The updated form of change of control severance agreement incorporated, among other language changes, several changes intended to address laws and regulations implemented since the prior form was adopted. With respect to the benefits paid under the agreement, the prior form of change of control severance agreements provided for the payment of up to 12 months of Company-paid health, dental and vision insurance coverage. The updated form replaced that benefit with a lump sum cash payment of $36,000 in lieu of continuation of benefits (whether or not the executive elects COBRA). It is expected that all of the executive officers that are executive vice presidents or higher will over time enter into the new form of agreement.

In addition, in connection with a periodic review of basic executive severance agreements (covering certain terminations not in connection with a change of control), the Compensation Committee of the Board of Directors approved an updated form of severance agreements for certain officers of the Company, including all Section 16 reporting executive officers. The updated form of severance agreement incorporated among other language changes, several changes intended to address laws and regulations implemented since the prior form was adopted. Many of the outstanding executive severance agreements provided for up to 6 months of Company-paid health, dental, vision and life insurance coverage. The updated form provides for a lump sum cash payment of $18,000 in lieu of the continuation of these benefits (whether or not the executive elects COBRA). In addition, the prior form of severance agreement provided for a cash severance payment (less any withholding taxes) equal to six months of base salary plus an amount equal to half of the executive’s annual target bonus. To simplify this formula, the updated form of agreement provides for a payment based only on a specified number of months of base pay (which varies between 12 and 16.5 months based on the executive’s salary grade). This change was not intended to result in any overall increase in benefits. For example, under the prior form of severance agreement, a grade 15 executive with a target annual bonus of 100% of base pay, would have received base and bonus payments totaling 12 months of base salary. Under the new form of agreement for a grade 15 executive, the executive would receive payment of 12 months of base salary and no bonus. It is expected that all of the executive officers that are executive vice presidents or higher will over time enter into the new form of agreement.

2012 Executive Annual Incentive Plan

On February 14, 2012, the Compensation Committee of the Board of Directors (the "Compensation Committee") adopted the 2012 Executive Annual Incentive Plan, a cash bonus plan in which the Company’s executive officers participate (including the "named executive officers" as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended). Under the 2012 Executive Annual Incentive Plan, each executive officer has an incentive target specified for that individual which is expressed as a percentage of base salary. Target incentive percentages for certain executives participating in the plan are as follows:

• Kevin Johnson: 175%
• Stefan Dyckerhoff: 150%
• Robert Muglia: 150%
• Pradeep Sindhu: 100%
• Robyn Denholm: 100%
• Gerri Elliott: 100%
• Mark Bauhaus: 100%
• John Morris: 100%

Bonus determinations under the plan will be based on achievement of specified objectives during the year, with the portion of incentive target allocated to objectives as follows:

• 35% based on the Company’s revenue growth
• 35% based on the Company’s operating margin
• 30% based on achievement of other specified strategic goals

However, in the case of a general manager of a business division, such as the Company’s Platform Systems Division or Software Services Division, the incentive is based as follows:

• 35% based on the division’s revenue growth
• 20% based on the division’s contribution margin
• 15% based on the Company’s operating margin
• 30% based on achievement of other specified strategic goals

The incentive amounts paid after the end of 2012 will depend on the level of achievement of each objective and range between zero and 200% of the target incentive allocated to each element.

The Compensation Committee also determined the incentive compensation payouts under the 2011 Annual Incentive Plan for certain executives for fiscal year 2011 as follows:

• Kevin Johnson: $754,320
• Stefan Dyckerhoff: $290,225
• Robert Muglia: $83,938
• Pradeep Sindhu: $246,950
• Robyn Denholm: $260,456
• Gerri Elliott: $249,400
• Mark Bauhaus: $147,325
• John Morris: $225,213

2012 Executive Officer Base Salaries and Equity Compensation

On February 14, 2012, the Compensation Committee established 2012 annual base salaries for certain executive officers as follows:

• Kevin Johnson: $1,000,000
• Stefan Dyckerhoff: $670,000
• Robert Muglia: $750,000
• Pradeep Sindhu: $575,000
• Robyn Denholm: $575,000
• Gerri Elliott: $575,000

No change was made to the base salary for Mark Bauhaus or John Morris. These new base salaries are effective as of July 1, 2012. The Compensation Committee established these salaries as part of its annual executive compensation review.

The Compensation Committee also approved equity awards for named executive officers to be granted on February 17, 2012 as part of its annual executive compensation review, including a special restricted stock unit award for 125,000 shares to Mr. Dyckerhoff to increase his total outstanding equity incentives to reflect his promotion and increased responsibilities during 2011 and to promote retention.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Bylaws – Majority Voting in Uncontested Director Elections

On February 14, 2012, the Board of Directors approved effective on that date an amendment of Section 3.2 of the Amended and Restated Bylaws of the Company (the "Bylaws") to implement majority voting in uncontested elections of directors of the Company at stockholder meetings commencing after the 2012 annual meeting of stockholders.

As amended, Section 3.2 of the Bylaws reads in its entirety as follows:

"3.2 NUMBER AND ELECTION

The authorized number of directors of the Corporation shall be ten (10). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Effective as of the first meeting of stockholders at which the directors will be elected following the 2012 annual meeting of stockholders, each director shall be elected by the vote of the majority of the votes cast with respect to the nominee at any meeting for the election of directors at which a quorum is present, provided that, the directors shall be elected by the vote of a plurality of the votes cast on the election of directors at the 2012 annual meeting of stockholders and at any meeting for which (i) the Secretary receives a notice of a stockholder’s intention to nominate a person or persons for election to the board of directors in compliance with the advance notice provisions of Section 2.5 of these Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or before the fourteenth (14th) day preceding the date the Corporation first mails its notice of meeting for such meeting of stockholders. For purposes of this Section, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director."

In addition, the Board of Directors amended the second paragraph of Section 2.7 of the Bylaws to insert a reference to the Bylaws, the applicable stock exchange and the rules of the Securities Exchange Act of 1934, as amended.

As amended, the second paragraph of Section 2.7 of the Bylaws reads in its entirety as follows:

"When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provisions of the statutes, the Certificate of Incorporation, these Bylaws, the applicable stock exchange or the rules of the Securities Exchange Act of 1934, as amended, a different vote is required, in which case such express provision shall govern and control the decision of the question."

Amendment to the Certificate of Incorporation and Bylaws – Declassification of the Board of Directors

On February 14, 2012, the Board of Directors approved, subject to and effective on the approval by the stockholders of the Company at the 2012 annual meeting of stockholders, an amendment to the Company’s amended and restated certificate of incorporation (the "Certificate Amendment") that any director with a term expiring after the 2012 annual meeting of stockholders will be elected for a one-year term. Pursuant to the Certificate Amendment, Class II directors would be elected for one-year terms at the 2013 annual meeting of stockholders, Class II and III directors would be elected for one-year terms at the 2014 annual meeting of stockholders; and all directors would be elected for one-year terms beginning at the 2015 annual meeting of stockholders.

In connection with the proposed declassification of the Board of Directors, subject to and effective upon the approval of the Certificate Amendment by the stockholders, the Board of Directors amended Sections 3.3 and 3.4 of the Bylaws to read in their entirety as follows:

"3.3 CLASSES OF DIRECTORS

Each director shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders; provided, however, no terms in effect prior to the effective date of this amendment shall be shortened.

Notwithstanding the foregoing, however, subject to the rights of the holders of any series of Preferred Stock then outstanding, (i) at the 2013 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2014 annual meeting of stockholders, (ii) at the 2014 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2015 annual meeting of stockholders, and (iii) at the 2015 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected to hold office for one-year terms expiring at the next annual meeting of stockholders. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon written notice to the Corporation. Stockholders may remove directors with or without cause. Any vacancy occurring in the board of directors with or without cause may be filled by (i) a majority of the remaining members of the board of directors, although such majority is less than a quorum, or (ii) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware. If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable."

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

February 21, 2012	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel